As filed with the Securities and Exchange Commission on October 26, 2000

                                                           Registration No. 333-


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                 ---------------

                         MOBIUS MANAGEMENT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                                         13-3078745
            --------                                         ----------
   (State or Other Jurisdiction of                         (I.R.S. Employer
   Incorporation or Organization)                        Identification Number)


                                120 Old Post Road
                               Rye, New York 10580
                    (Address of Principal Executive Offices)
                                 ---------------

                         MOBIUS MANAGEMENT SYSTEMS, INC.
                            1996 STOCK INCENTIVE PLAN
                         MOBIUS MANAGEMENT SYSTEMS, INC.
                        1998 EMPLOYEE STOCK PURCHASE PLAN

                            (Full Title of the Plan)
                                 ---------------


                                 Mitchell Gross
          Chairman of the Board, Chief Executive Officer and President
                         Mobius Management Systems, Inc.
                                120 Old Post Road
                               Rye, New York 10580
                     (Name and Address of Agent for Service)

                                 (914) 921-7200
                     (Telephone Number, Including Area Code,
                              of Agent for Service)

                                   Copies to:

                            Kenneth P. Kopelman, Esq.
                       Kramer Levin Naftalis & Frankel LLP
                                919 Third Avenue
                            New York, New York 10022
                                 (212) 715-9100


                                      CALCULATION OF REGISTRATION FEE

  -------------------------------------------------------------------------------------------------------------------------
  Title of Securities to be   Amount to be       Proposed Maximum Offering   Proposed Maximum Aggregate    Amount of
  Registered                  Registered         Price Per Share(1)          Offering Price                Registration Fee
  -------------------------------------------------------------------------------------------------------------------------
  Common Stock (par value        707,900               $2.828                      $2,001,941                 $529.00
  $0.0001 per share)
  -------------------------------------------------------------------------------------------------------------------------

(1) Estimated, solely for the purpose of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933, as amended. The Proposed Maximum Offering Price Per Share is based on the average of the high and low prices reported by the Nasdaq National Market on October 24, 2000, which is within five (5) business days prior to the date of this Registration Statement.


                                       -2

                         MOBIUS MANAGEMENT SYSTEMS, INC.
                       REGISTRATION STATEMENT ON FORM S-8

                      REGISTRATION OF ADDITIONAL SECURITIES


         This registration statement is filed in accordance with the provisions of General Instruction E to Form S-8 for the purpose of registering additional shares of common stock for offer and sale under the Mobius Management Systems, Inc. 1996 Stock Incentive Plan and the Mobius Management Systems, Inc. 1998 Employee Stock Purchase Plan. The contents of the Registrant's Registration Statement on Form S-8 as filed with the Commission on June 25, 1998 (File No. 333-57695) is incorporated herein by reference. Unless otherwise specified, capitalized terms herein shall have the meaning ascribed to them in the prior Form S-8.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8.   Exhibits.
          --------

          Exhibit Number       Description
          --------------       -----------

              5                Opinion of Kramer Levin Naftalis & Frankel LLP.

              23.1             Consent of KPMG LLP.

              23.2 Consent of Kramer Levin Naftalis & Frankel LLP (included in Exhibit 5 above).

              24.1 Power of Attorney (contained in Signature Page hereto).

              24.2 Power of Attorney (contained in Signature Page to Form S-8, File No. 333-57695).

                                   SIGNATURES

             Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 26 day of October, 2000.

                                   MOBIUS MANAGEMENT SYSTEMS, INC.

                                   By: /s/ Mitchell Gross
                                       ----------------------------------------
                                   Name:  Mitchell Gross
                                   Title: Chairman of the Board,
                                          Chief Executive Officer and President


                        POWER OF ATTORNEY AND SIGNATURES

We, the undersigned officers and directors of Mobius Management Systems, Inc., hereby severally constitute and appoint Mitchell Gross and Dave Gordon and each of them singly, our true and lawful attorneys, with full power to them and each of them singly, to sign for us in our names in the capacities indicated below, all pre-effective and post-effective amendments to this registration statement and any other registration statement (and any amendment thereto) filed with the Securities and Exchange Commission with respect to the Plans listed on the face of this registration statement and generally do all things in our names and on our behalf in such capacities to enable Mobius Management Systems, Inc. to comply with the provisions of the Securities Act of 1993, as amended and all requirements of the Securities and Exchange Commission.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on October 26, 2000 in the capacities indicated.

    Signature                                 Title(s)
    ---------                                 --------
/s/  Mitchell Gross                    Chairman of the Board, Chief
-----------------------                Executive Officer, President and Director
Mitchell Gross

*______________________                Director
Joseph J. Albracht
*______________________                Director
Peter J. Barris
*______________________                Director
Edward F. Glassmeyer

/s/  Dave Gordon                       Interim Chief Financial Officer and
-----------------------                Principal Accounting Officer
Dave Gordon

/s/  Gary G. Greenfield                Director
-----------------------
Gary G. Greenfield

*______________________                Director
Kenneth P. Kopelman

/s/  Robert H. Levitan                 Director
----------------------
Robert H. Levitan


*/s/  Mitchell Gross
----------------------
Mitchell Gross
Attorney-In-Fact

Pursuant to the requirements of the Securities Act of 1933, the trustees have duly caused this registration statement to be signed on its behalf by the following person on October 26, 2000, in the capacity indicated.

/s/ Mobius Management Systems, Inc.
1998 Employee Stock Purchase Plan
-----------------------------------
Mobius Management Systems, Inc
1998 Employee Stock Purchase Plan


BY:  /s/ Dave Gordon
     ------------------------------
     Name: Dave Gordon
     Authorized Signatory

                                  EXHIBIT INDEX


         Exhibit Number       Description
         --------------       -----------

         5                    Opinion of Kramer Levin Naftalis & Frankel LLP.

         23.1                 Consent of KPMG LLP.

         23.2 Consent of Kramer Levin Naftalis & Frankel LLP (included in Exhibit 5 above).

         24.1 Power of Attorney (contained in Signature Page hereto).

         24.2 Power of Attorney (contained in Signature Page to Form S-8, File No. 333-57695).